Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The following is a reconciliation of the expected statutory federal income tax provision to the actual income tax expense:

	December 31,
	2021	2020
Federal statutory rate	(21.0)%	(21.0)%
State taxes, net of federal benefit	(4.7)%	(4.4)%
Equity related expenses	(1.7)%	(2.6)%
Tax exempt income	(2.2)%	-%
Change in valuation allowance	29.6%	28.0%
Total income tax expense	0.0%	0.0%

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$52,559	$50,005
Stock-based compensation	3,006	2,929
Federal R&D credit	2,222	2,222
Accrued expenses	156	135
Intangibles	216	103
Right of use asset/liabilities	3	-
Total deferred tax assets	58,162	55,394
Deferred tax liabilities:
Depreciation	(221)	(29)
Right of Use Asset/Liabilities	-	(11)

Total deferred tax liabilities	(221)	(40)
Less valuation allowance	(57,941)	(55,354)
Net deferred tax liability	$-	$-

	December 31,
	2021	2020

Pre-tax book income tax at statutory rate	$(1,843)	$(1,476)
State taxes, net of federal benefit	(409)	(312)
Return to provision	-	1
Equity related expenses	(146)	(182)
Change in valuation allowance	2,587	1,970
Other	189	(1)
Total income tax expense	$-	$-

As of December 31, 2021 and 2020, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $210.7 million and $200.4 million, respectively. The federal and state net operating loss carryforwards will expire from 2023 to 2037 unless previously utilized. Additionally, the Company believes an ownership change has occurred that would trigger the limitation on usage of net operating losses imposed by Internal Revenue Code section 382. Because of this limitation, a significant portion of the net operating losses would more likely than not expire unused.

During the years ended December 31, 2021 and 2020, the Company recognized no amounts related to interest or penalties related to uncertain tax positions. The Company is subject to taxation in the United States and various state jurisdictions. The Company currently has no years under examination by any jurisdiction.

A valuation allowance has been established as realization of such deferred tax assets has not met the more likely-than-not threshold requirement. If the Company’s judgment changes and it is determined that the Company will be able to realize these deferred tax assets, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets will be accounted for as a reduction to income tax expense. The tax valuation allowance increased by approximately $2.6 million and $2.0 million for the years ended December 31, 2021 and 2020, respectively.